SUPPLEMENT TO
CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Prospectus dated January 31, 2006
Date of Supplement: March 31, 2006

Under "Advisor, Subadvisors and Portfolio Managers," replace the second heading and subsequent paragraph and chart on page 81 of the Prospectus with the following:

CWVF International Equity

Acadian Asset Management, Inc. ("Acadian"), One Post Office Square, 20th Floor, Boston, MA 02109, has managed the assets of the Portfolio since March 13, 2006. The firm has been in business since 1986 and focuses specifically on international equity management. The firm is a subsidiary of Old Mutual plc.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years
Raymond F. Mui	Senior Vice President and Portfolio Manager	Since 1991	Senior Vice President and Portfolio Manager
Brian K. Wolahan	Senior Vice President and Portfolio Manager	Since 1990	Senior Vice President and Portfolio Manager

Name of Portfolio Manager	Role on Management Team
Raymond F. Mui	Portfolio Manager
Brian K. Wolahan	Portfolio Manager

Add "Calvert Large Cap Growth" and "Calvert Social Index"to the list of funds that appears directly under "Special Equities" on page 73 of the Prospectus.

Under "Special Equities," delete the last two sentences of the first paragraph on pages 73-74 and replace with the following:

Calvert Social Index Fund may engage in this program upon reaching $50 million in assets, and its Special Equities investments will be limited to 1% of its assets once it commences the program.